Exhibit 10.3(G)

[MIRNA THERAPEUTICS LETTERHEAD]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

August 24, 2015

Marina Biotech, Inc.

3830 Monte Villa Parkway

Bothell, Washington 98201

Attn: J. Michael French, President & Chief Executive Officer

Re: Selection and Agreement Regarding Option Compound

Dear Michael:

Reference is made to that certain License Agreement effective December 22, 2011 by and between Mirna Therapeutics, Inc., a Delaware corporation (“MirnaRx”), and Marina Biotech, Inc., a Delaware corporation (“Marina Bio”), as amended by Amendment No. 1 effective December 27, 2013 and Amendment No. 2 effective May 11, 2015, and as further supplemented by Side Letters dated December 22, 2011, November 16, 2012, and January 9, 2014 (collectively, as amended, the “Agreement”).  Capitalized words used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

MirnaRx and Marina Bio agree as follows:

1.              MirnaRx desires to select the Option Compound [***] as the fifth Selected MirnaRx Compound in accordance with Section 2.6 of the Agreement.  Marina Bio confirms that the selected Option Compound is Available and shall be deemed a Selected MirnaRx Compound.

2.              With respect to the associated selection fee payment set forth in Section 5.2(b)(i) of the Agreement, (a) the initial portion of the selection fee shall be [***] provided that it is [***] by MirnaRx to Marina Bio on or before [***], and (b) the [***] due upon MirnaRx’s sublicensing to a Sublicensee of the Licensed Product containing the selected Selected MirnaRx Compound, as set forth in Section 5.2(b)(ii) of the Agreement.

3.              The sequence of the selected Selected MirnaRx Compound is the highly confidential information of MirnaRx, and Marina Bio shall comply with the confidentiality obligations set forth in the Agreement with respect thereto.

4.              This side letter (the “Side Letter”) shall be subject to the terms and conditions of the Agreement; provided that, to the extent that the terms set forth in this Side Letter conflict with the terms of the Agreement, the terms of this Side Letter shall govern and control.

AGREED TO BY:	MIRNA THERAPEUTICS, INC.

	Signature:	/s/ Casi DeYoung
Casi DeYoung
Chief Business Officer

MARINA BIOTECH, INC.

	Signature:	/s/ J. Michael French
J. Michael French
President & Chief Executive Officer

Mirna Therapeutics Inc. | 2150 Woodward St., Suite 100 | Austin, TX  78744 | 1.512.901.0900 | www.mirnarx.com